Exhibit 10.17

Fifth Amendment to Credit Agreement and Waiver

This Fifth to Credit Agreement and Waiver, dated as of October 19, 2021 (the “Amendment”), is made pursuant to that certain Credit Agreement dated as of May 31, 2019 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Runway Growth Finance Corp. (f/k/a Runway Growth Credit Fund Inc.), a Maryland corporation, as borrower (the “Borrower”); each Guarantor party thereto; the financial institutions currently party thereto as lenders (the “Lenders”); KeyBank National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”); CIBC Bank USA, as documentation agent (together with its successors and assigns, the “Documentation Agent”); MUFG Union Bank, N.A., as co-documentation agent (together with its successors and assigns, the “Co-Documentation Agent”); and U.S. Bank National Association, not in its individual capacity but as the paying agent (together with its successors and assigns, the “Paying Agent”).

W i t n e s s e t h :

Whereas, the Borrower, the Lenders, the Guarantors, the Documentation Agent, the Co-Documentation Agent, the Paying Agent and the Administrative Agent have previously entered into and are currently party to the Credit Agreement; and

Whereas, the parties hereto desire to make certain amendments to the Credit Agreement and waive the Subject Default (as defined below) that have occurred, as permitted by Section 12.1 of the Credit Agreement, pursuant to the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.Defined Terms.  Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2.Waiver.  Pursuant to Section 5.1(m) of the Credit Agreement, the Borrower shall not change its name or jurisdiction or organization, without 30 days’ prior written notice to the Administrative Agent (the “Change of Name Event”).

The Borrower has informed the Administrative Agent and the Lenders that the Borrower was not in compliance with the Change of Name Event (the “Subject Default”).  The Borrower has requested that the Administrative Agent and the Lenders waive the Subject Default, and by their execution hereof, the Administrative Agent and the Lenders hereby waive the Subject Default and any other Unmatured Event of Default or Event of Default arising out of such Subject Default solely as they relate to the period set forth above.

The waiver set forth above is limited to the matters expressly set forth above and all other terms and conditions of the Credit Agreement and the other Transaction Documents shall stand and remain unchanged and in full force and effect.

Section 3.Amendment.  The defined term “Change of Control” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Change of Control” shall mean (a) that the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), other than OCM Growth Holdings, LLC, of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (y) nominated by the requisite members of the board of directors of the Borrower nor (z) appointed by a majority of the directors so nominated or (c) David Spreng, the executive management of the Investment Adviser, OCM Growth Holdings, LLC, and their respective Affiliates  shall cease to own and control in the aggregate at least 50% of the Voting Stock of the Investment Adviser.

Section 4.Conditions Precedent.  This Amendment shall become effective as of the date (the “Effective Date”) of the satisfaction of all of the following conditions precedent:

4.1.The Administrative Agent, the Borrower, and the Lenders shall have executed and delivered this Amendment.

4.2.Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

4.3No Unmatured Event of Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).

Section 5.Representations of the Borrower.  The Borrower hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Article IV of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 6.Execution in Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of

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which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 7.Governing Law.  This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the internal laws of the State of New York.

Section 8.Authorization of Paying Agent.  By its execution of this Amendment, each of the Lenders and the Administrative Agent hereby authorize and direct the Paying Agent to acknowledge this Amendment.

[Signature Pages To Follow]

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In Witness Whereof, the parties hereto have caused this Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

Borrower:

Runway Growth Finance Corp. (f/k/a Runway Growth Credit Fund Inc.)

By: /s/ Thomas B. Raterman

Name: Thomas B. Raterman

Title: CFO

[Signature Page to Fifth to Credit Agreement and Waiver]

Managing Agent for the KeyBank Lender Group:

KeyBank National Association

By: /s/ Richard Andersen

Name: Richard Andersen

Title: Senior Vice President

Lender for the KeyBank Lender Group:

KeyBank National Association

By: /s/ Richard Andersen

Name: Richard Andersen

Title: Senior Vice President

[Signature Page to Fifth to Credit Agreement and Waiver]

Administrative Agent:

KeyBank National Association

By: /s/ Richard Andersen

Name: Richard Andersen

Title: Senior Vice President

[Signature Page to Fifth to Credit Agreement and Waiver]

Managing Agent for the CIBC Bank USA Lender Group:

CIBC Bank USA

By: /s/ Ehsan Ali

Name: Ehsan Ali

Title: Officer

Lender for the CIBC BANK USA Lender Group:

CIBC Bank USA

By: /s/ Ehsan Ali

Name: Ehsan Ali

Title: Officer

[Signature Page to Fifth to Credit Agreement and Waiver]

Managing Agent for the MUFG Union Bank, N.A. Lender Group:

MUFG Union Bank, N.A.

By: /s/ Kenneth J. Beck

Name: Kenneth J. Beck

Title: Director

Lender for the MUFG Union Bank, N.A. Lender Group:

MUFG Union Bank, N.A.

By: /s/ Kenneth J. Beck

Name: Kenneth J. Beck

Title: Director

[Signature Page to Fifth to Credit Agreement and Waiver]

Managing Agent for the Bank of Hope Lender Group:

Bank of Hope

By: /s/ Peter Hennessy

Name: Peter Hennessy

Title: SVP, Senior Relationship Manager

Lender for the Bank of Hope Lender Group:

Bank of Hope

By: /s/ Peter Hennessy

Name: Peter Hennessy

Title: SVP, Senior Relationship Manager

[Signature Page to Fifth to Credit Agreement and Waiver]

Managing Agent for the First Foundation Bank Lender Group:

First Foundation Bank

By: /s/ Aric C. Graham

Name: Aric C. Graham

Title: SVP

Lender for the First Foundation Bank Lender Group:

First Foundation Bank

By: /s/ Aric C. Graham

Name: Aric C. Graham

Title: SVP

[Signature Page to Fifth to Credit Agreement and Waiver]

Acknowledged and agreed:

Paying Agent:

U.S. Bank National Association

By: /s/ Ralph J. Creasia, Jr.

Name: Ralph J. Creasia, Jr.

Title: Senior Vice President

[Signature Page to Fifth to Credit Agreement and Waiver]